UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 16, 2004

AMERICA FIRST APARTMENT INVESTORS, INC.

(Exact name of registrant as specified in its charter)

      Maryland                  000-49986                            47-0858301             ____

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

1004 Farnam Street, Suite 400 Omaha, Nebraska           68102 (Address of principal executive offices) (Zip Code)

                    (402) 444-1630

(Registrant's telephone number, including area code)

               Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) On September 16, 2004, the Registrant's audit committee terminated the engagement of KPMG LLP (the "Former Accountant") as the principal independent accountant of the Registrant. The Former Accountant's reports for the past two (2) fiscal years did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the Former Accountant's audits of the Registrant for the two (2) most recent fiscal years and through September 16, 2004, there have been no disagreements between the Registrant and the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused the Former Accountant to make reference thereto in its report on the financial statements for such years. No "reportable events" (as defined by Item 304(a)(1)(v) of Regulation S-K) occurred during the two (2) most recent fiscal years and through September 16, 2004.

The Registrant has requested the Former Accountant to furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether the Former Accountant agrees with the above statements and, if not, identifying the respects in which the Former Accountant does not agree. A copy of such letter is attached hereto as Exhibit 16.

(b) On September 16, 2004, the Registrant's audit committee engaged Deloitte & Touche LLP (the "New Accountant") as the Registrant's principal independent accountant. The Registrant did not, nor did anyone on its behalf, consult the New Accountant during the Registrant's two (2) most recent fiscal years and during the subsequent interim period prior to the Registrant's engagement of the New Accountant regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Registrant's financial statements, any matter being the subject of a disagreement or "reportable event" or any other matter described in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

16 Letter of KPMG LLP, dated as of September 22, 2004, as the former principal independent accountant of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST APARTMENT INVESTORS, INC.

Date: September 22, 2004

/s/ John H. Cassidy

John H. Cassidy

President and Chief Executive Officer

September 22, 2004

Securities and Exchange Commission
Washington, DC 20549

Ladies and Gentlemen:

We were previously principal accountants for America First Apartment Investors, Inc. and, under the date of March 15, 2004, we reported on the consolidated balance sheet of America First Apartment Investors, Inc. as of December 31, 2003 and the related consolidated statements of income and comprehensive income, stockholders' equity, and cash flows for the year ended December 31, 2003, and the related financial statement schedule III, and the consolidated balance sheet of America First Apartment Investors, L.P. and subsidiaries as of December 31, 2002, and the related consolidated statements of income and comprehensive income, partners' capital, and cash flows for the years ended December 31, 2002 and 2001. On September 16, 2004, our appointment as principal accountants was terminated. We have read America First Apartment Investors, Inc.'s statements included under Item 4.01 of its Form 8-K dated September 22, 2004, and we agree with such statements, except that we are not in a position to agree or disagree with America First Apartment Investors, Inc.'s statement that the audit committee terminated the engagement, nor are we in a position to agree or disagree with the statements in paragraph (b).

Very truly yours,

/s/ KPMG LLP

Omaha, Nebraska